Exhibit 13.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 20-F filed on June 28, 2007, the Form 20-F/A filed on July 6, 2007 and this Form 20-F/A of e-Future Information Technology Inc. (the “Company”) (the “Report”), I, Adam Yan, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 21, 2007	/s/ Adam Yan
Adam Yan
Chief Executive Officer